                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection  with the Annual  Report of Eldorado  Artesian  Springs,  Inc.(the
"Company") on Form 10-KSB for the period ending March 31, 2004 as filed with the
Securities and Exchange Commission on the date hereof (the "Report") I, Cathleen
Shoenfeld,  Chief Financial Officer of the Company,  certify, pursuant to 18 USC
SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     (1) The Report fully  complies  with the  requirements  of Section 13(a) or
     15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects, the financial condition and results of operations of the
     Company.

        /s/ Cathleen Shoenfeld
        Cathleen Shoenfeld
        Chief Financial Officer

        Dated: June 29, 2004